Long-term Debt	6 Months Ended
Jun. 30, 2016
Long-term Debt [Abstract]
Long-term Debt:
8.      Long-term Debt:
Details of the Company's credit facilities and debt securities are discussed in Note 8 of the Company's consolidated financial statements for the year ended December 31, 2015, included in the Company's 2015 20-F Annual Report.
New Drawdowns: As further disclosed in Note 5, in connection with the delivery of the vessels Star Poseidon, Star Lutas, Kennadi and Mackenzie during the six-month period ended June 30, 2016, the Company drew down an amount of $23,400 under the DNB-SEB-CEXIM $227,500 Facility and an aggregate amount of $42,011 under the Sinosure Facility.
Prepayments due to sale: In connection with the sale of the vessels Tsu Ebisu, Deep Blue, Magnum Opus, Obelix. Indomitable and Michele discussed in Note 5, during the six-month period ended June 30, 2016 the Company prepaid an aggregate amount of $111,407 under the corresponding facilities (the Deutsche Bank $85,000 Facility, the HSBC $20,000 Dioriga Facility, the DVB $31,000 Facility, the ABN $87,458 Facility, Commerzbank $120,000 Facility and BNP $32,480 Facility).
Commerzbank $120,000 Facility - Refinancing: In April 2016, the Company and Commerzbank entered into a refinancing amendment of the Commerzbank $120,000 Facility. This refinancing included (a) changes to certain covenants governing this facility, (b) a different amortization schedule for this facility, and (c) a change in the final repayment date from October 2016 to October 2018.
In addition, the Company's credit facilities contain financial covenants and undertakings requiring the Company to maintain various financial ratios, including:
  a minimum ratio of aggregate vessel value to loans secured (“SCR”);
  a maximum ratio of total liabilities to market value adjusted total assets;
  a minimum EBITDA to interest coverage ratio;
  a minimum liquidity; and
  a minimum equity ratio.
As of December 31, 2015 and June 30, 2016 the Company was required to maintain minimum liquidity, not legally restricted, of $150,000 and $48,643, respectively, which is included within “Cash and cash equivalents” in the accompanying consolidated balance sheets. In addition, as of December 31, 2015 and June 30, 2016 the Company was required to maintain minimum liquidity, legally restricted, of $13,997 and $13,907, respectively, which is included within “Restricted cash” in the accompanying consolidated balance sheets.
As of December 31, 2015, as a result of market conditions, the market value of certain of the Company's vessels was below the minimum SCR required under certain loan agreements. An SCR shortfall does not automatically trigger the acceleration of the corresponding loans or constitute a default under the relevant loan agreements. Under these loan agreements, the Company may remedy an SCR shortfall within a period of 10 to 30 days after it receives notice from the lenders by providing additional collateral or repaying the amount of the shortfall. As such, as of December 31, 2015, $14,268 (which was the amount that could be made repayable under the SCR provisions by the lenders (or “SCR Shortfall Amount”)) was reclassified as current portion of long-term debt within current liabilities. Apart from this, as of December 31, 2015, the Company was in compliance with the applicable financial and other covenants contained in its debt agreements, including the 2019 Notes.
As of August 31, 2016, the Company's lenders agreed to, among other things, (i) defer principal payments owed through June 30, 2018 to the due date of the balloon installments of each facility, (ii) waive in full or substantially relax the financial covenants, effective as of March 31, 2016 and June 30, 2016 and through December 31, 2019 and (iii) implement a cash sweep mechanism pursuant to which excess cash will be applied towards the payment of deferred amounts, payable pro rata based on each facility's deferred amounts relative to the total deferred amounts. In exchange, the Company has agreed to raise additional equity of not less than $50.0 million of net proceeds by September 30, 2016 and impose restrictions on paying dividends (the “Restructuring”). In accordance with guidance related to the classification of short-term obligations expected to be refinanced on a long-term basis, the Company has reclassified all of the amounts outstanding under its bank loans as of June 30, 2016 in accordance with their repayment terms, as amended pursuant to the Restructuring.

The principal payments required to be made after June 30, 2016 for all of the then-outstanding bank debt, after giving effect to the Restructuring, are as follows:

Twelve month periods ending	Amount
June 30, 2017	$-
June 30, 2018	-
June 30, 2019	288,122
June 30, 2020	218,939
June 30, 2021	131,636
June 30, 2022 and thereafter	132,892
Total Long term debt	$771,589
Unamortized Deferred financing fees	9,992
Total Long term debt, net	$761,597
Current portion of long term debt	-
Long term debt, net	761,597

The 8.00% 2019 Notes mature in November 2019 and are presented in the accompanying consolidated balance sheets as of December 31, 2015 and June 30, 2016 net of unamortized deferred financing fees of $1,677 and $1,461, respectively.
As of June 30, 2016, 64 of the Company's owned vessels, having a net carrying value of $1,569,264, were subject to first-priority mortgages as collateral to the Company's loan facilities. In addition, all six of the Company's bareboat chartered vessels, having a net carrying value of $232,835, were pledged as collateral under the Company's bareboat charter agreements.
For the six-month periods ended June 30, 2015 and 2016, the Company's existing debt agreements bore interest at a weighted-average rate of approximately 3.30% and 3.90%, respectively.
All of the Company's bank loans bear interest at LIBOR plus a margin. The amounts of “Interest and finance costs” included in the accompanying consolidated statements of operations are analyzed as follows:
	Six month period ended June 30,
	2015	2016
Interest on long term debt and capital leases	$16,991	$19,651
Less: Interest capitalized	(6,221)	(2,578)
Reclassification adjustments of interest rate swap loss transferred to Interest and finance costs from Other Comprehensive Income (Note 14)	1,491	667
Amortization of deferred finance charges	1,199	1,561
Other bank and finance charges	411	393
Interest and finance costs	$13,871	$19,694

In connection with the prepayments discussed above following the sale of the corresponding vessels, the cancellation of certain loan commitments resulting from the sale of certain newbuilding vessels upon their delivery from the shipyards and the termination of two newbuilding contracts as further discussed in Note 6, $1,801 of unamortized deferred finance charges was written off and included under “Loss on debt extinguishment” in the accompanying unaudited interim condensed consolidated statement of operations for the six-month period ended June 30, 2016. In connection with the prepayment of the Excel Vessel Bridge Facility, the ABN AMRO $31,000 Facility and the Commerzbank $26,000 Facility, $974 of unamortized deferred finance charges was written off and included under “Loss on debt extinguishment” in the accompanying consolidated statement of operations for the six-month period ended June 30, 2015.